SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): May 6, 2004

SUMMIT PROPERTIES INC.
(Exact name of Registrant as specified in charter)

Maryland	1-12792	56-1857807

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

309 E. Morehead Street, Suite 200, Charlotte, North Carolina 28202

(Address of principal executive offices) (Zip code)

(704) 334-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

Institutional Shareholder Services ("ISS") has requested that Summit Properties Inc. (the "Company") provide ISS with additional information regarding the tax fees that the Company paid to its independent auditors, Deloitte & Touche LLP, and reported in its proxy statement for the Company’s 2004 Annual Meeting of Stockholders. ISS further requested that the Company publish this information either on a Current Report on Form 8-K filed with the Securities and Exchange Commission or in a press release. Set forth below is the information that the Company provided to ISS:

FEES PAID TO INDEPENDENT AUDITORS

The table below sets forth the fees billed by Deloitte & Touche LLP for services rendered for the fiscal year ended December 31, 2003:

Audit Fees	$380,000
Audit-Related Fees	99,000
Tax Fees – Preparation and Compliance	265,000

Total Audit, Audit-Related and Tax Preparation and Compliance Fees	744,000

Other Non-Audit Fees:
Tax Fees – Other(1)	402,000
All Other Fees	0

Total – Other Fees	402,000

Total Fees	$1,146,000

(1) Tax Fees – Other includes tax advice for REIT qualification monitoring and advice with respect to property acquisitions and dispositions and financing transactions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT PROPERTIES INC.

May 6, 2004	By: /S/ Gregg D. Adzema

Executive Vice President and
Chief Financial Officer